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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 21, 1998
                        (Date of earliest event reported)


                               CENTEX CORPORATION
             (Exact name of Registrant as specified in its charter)

         Nevada                      1-6776                    75-0778259
(State of Incorporation)      (Commission File No.)         (I.R.S. Employer
                                                            Identification No.)

  2728 N. Harwood Street
      Dallas, Texas                                               75201
(Address of principal executive offices)                        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 981-5000


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Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statements on Form S-3 (File Nos. 33-61223 and 333-65217), filed with the Securities and Exchange Commission (the "Commission") on July 21, 1995 and October 1, 1998, respectively, and declared effective thereby on August 3, 1995 and October 8, 1998, respectively (collectively, the "Registration Statements"), pursuant to which the Registrant registered $200,000,000 aggregate principal amount of its Debt Securities, for various series (the "Securities"), for offer and sale in accordance with applicable provisions of the Securities Act of 1933, as amended.

         On October 21, 1998, the Registrant entered into a Distribution Agreement (the "Distribution Agreement") with First Chicago Capital Markets, Inc. ("First Chicago"), Credit Suisse First Boston Corporation ("CSFB"), Morgan Stanley & Co. Incorporated, NationsBanc Montgomery Securities LLC and Warburg Dillon Read LLC (collectively, the "Agents"), in connection with the proposed public offering by the Agents of fixed and floating rate Medium-Term Notes, Series A, covered by the Registration Statements. The Distribution Agreement in the form in which it was executed is filed herewith as Exhibit 1.1.

         In connection with the execution of the Distribution Agreement, the Registrant entered into an Indenture dated as of October 1, 1998, with Chase Bank of Texas, National Association, as trustee ("Trustee"), with respect to the Securities. A copy of the Indenture in the form in which it was executed is filed herewith as Exhibit 4.1.

         Pursuant to the Indenture, the Registrant and the Trustee entered into an Indenture Supplement No. 1 dated as of October 1, 1998 (the "Indenture Supplement"), providing for the issuance of the Series A Notes (as defined below). A copy of the Indenture Supplement in the form in which it was executed is filed herewith as Exhibit 4.2.

         Pursuant to the Distribution Agreement, on October 21, 1998, the Registrant agreed to sell $15,000,000 aggregate principal amount of the Registrant's 6.40% Medium-Term Notes, Series A, due October 25, 2002, which bear interest at a fixed rate (the "Fixed Rate Notes"). The Fixed Rate Notes, which were placed by First Chicago as Agent, were issued on October 26, 1998. The net proceeds to the Registrant from the sale of the Fixed Rate Notes were $14,932,500.

         Also pursuant to the Distribution Agreement, on October 23, 1998, the Registrant agreed to sell $50,000,000 aggregate principal amount of the Registrant's Medium-Term Notes, Series A, due April 28, 2000, which bear interest at a floating rate based on the London Interbank Offered Rate (the "Floating Rate Notes," and collectively with the Fixed Rate Notes, the "Series A Notes"). The Floating Rate Notes, which were placed by CSFB as Agent, were issued on October 28, 1998. The net proceeds to the Registrant from the sale of the Floating Rate Notes were $49,825,000.


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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         Exhibit No. Description

            1.1 Distribution Agreement dated October 21, 1998 between Centex Corporation and First Chicago Capital Markets, Inc., Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, NationsBanc Montgomery Securities LLC and Warburg Dillon Read LLC

            4.1 Indenture dated as of October 1, 1998 between Centex Corporation and Chase Bank of Texas, National Association

            4.2 Indenture Supplement No. 1 dated as of October 1, 1998 with respect to the Series A Notes, between Centex Corporation and Chase Bank of Texas, National Association


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CENTEX CORPORATION



October 30, 1998                            By:   /s/ Raymond G. Smerge
                                               -------------------------------
                                               Raymond G. Smerge
                                               Executive Vice President, Chief
                                               Legal Officer and Secretary


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                                INDEX TO EXHIBITS


Exhibit No.    Description
----------     -----------

   1.1 Distribution Agreement dated October 21, 1998 between Centex Corporation and First Chicago Capital Markets, Inc., Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, NationsBanc Montgomery Securities LLC and Warburg Dillon Read LLC

   4.1 Indenture dated as of October 1, 1998 between Centex Corporation and Chase Bank of Texas, National Association

   4.2 Indenture Supplement No. 1 dated as of October 1, 1998 with respect to the Series A Notes, between Centex Corporation and Chase Bank of Texas, National Association


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